UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	October 3, 2023

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)	14831 (Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	GLW	New York Stock Exchange
3.875% Notes due 2026	GLW26	New York Stock Exchange
4.125% Notes due 2031	GLW31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2023, Mr. Lawrence McRae, vice chairman and corporate development officer, informed the Corning Incorporated (the “Company”) Board of Directors that he will retire on December 31, 2023. Mr. McRae has 38 years of distinguished service with the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On October 4, 2023, the Company’s Board of Directors approved and adopted amended and restated By-Laws (the “Amended and Restated Bylaws”), effective October 4, 2023, to clarify and enhance the procedural mechanics and disclosure requirements of the Company’s advance notice procedures for shareholder proposals and shareholder-nominated director candidates. Among other things, the Amended and Restated Bylaws:

•	add a requirement that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934 (the “Rule”) and, on request of the Company, to provide reasonable evidence that certain requirements of the Rule have been satisfied;
•	enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals regarding other business at shareholder meetings, including requiring additional background information and disclosures regarding proposing shareholders, proposed nominees and business, and other persons related to a shareholder’s solicitation of proxies;
•	require that disclosures included in a shareholder’s notice of nominations or proposals regarding other business be updated so that they are accurate as of the shareholder meeting record date and as of ten business days prior to the shareholder meeting;
•	require all director nominees to agree to be bound by the Company’s governance, policies and guidelines for directors and to represent that they intend to serve a full term if elected; and
•	require that a shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white.

The Amendments also include various other technical, modernizing and conforming changes to effectuate the foregoing.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated By-Laws of Corning Incorporated, effective as of October 4, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Linda E. Jolly
Name: Linda E. Jolly
Title: Vice President and Corporate Secretary

Date: October 5, 2023